                                                               EXHIBIT 99.(a)(5)


                          NOTICE OF GUARANTEED DELIVERY

                        PENN TREATY AMERICAN CORPORATION

        OFFER TO EXCHANGE 6-1/4% CONVERTIBLE SUBORDINATED NOTES DUE 2008
                               FOR ALL OUTSTANDING
                 6-1/4% CONVERTIBLE SUBORDINATED NOTES DUE 2003

         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Penn Treaty ( "Penn Treaty") made pursuant to the Offering Circular, dated August 28, 2002 (the "Offering Circular") and the enclosed Letter of Transmittal (the "Letter of Transmittal") if certificates for Subordinated Notes of Penn Treaty are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 12:00 a.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to Wells Fargo Bank Minnesota, N.A. (the "Exchange Agent") as set forth below. In addition, in order to use the guaranteed delivery procedure to tender Subordinated Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 12:00 a.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Offering Circular or the Letter of Transmittal.

        THE EXCHANGE OFFER WILL EXPIRE AT 12:00 A.M., NEW YORK CITY TIME
           ON SEPTEMBER 26, 2002 UNLESS EXTENDED (SUCH DATE AND TIME,
                 AS IT MAY BE EXTENDED, THE "EXPIRATION DATE").
        TENDERS MAY BE WITHDRAWN PRIOR TO 12:00 A.M., NEW YORK CITY TIME,
                             ON THE EXPIRATION DATE.

                               THE EXCHANGE AGENT:
                        WELLS FARGO BANK MINNESOTA, N.A.

To: Wells Fargo Bank Minnesota, N.A.

------------------------------------ ------------------------------- -----------------------------------
BY REGISTERED  OR CERTIFIED MAIL:    BY REGULAR MAIL OR OVERNIGHT    IN PERSON BY HAND ONLY:
                                     CARRIERS:
------------------------------------ ------------------------------- -----------------------------------
MAC # N9303-121                      MAC # N9303-121                 608 Second Avenue South
Corporate Trust Operations           Corporate Trust Operations      Corporate Trust Operations, 12th
P.O. Box 1517                        6th & Marquette Avenue          Floor
Minneapolis, MN  55480-1517          Minneapolis, MN  55479          Minneapolis, MN 55402
------------------------------------ ------------------------------- -----------------------------------


                    By Facsimile Transmisson: (612) 667-4927

                      Confirm by Telephone: (800) 344-5128

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTION VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed to by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.

Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Offering Circular and the accompanying Letter of Transmittal, the undersigned hereby tenders to Penn Treaty the principal amount of Subordinated Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer" section of the Offering Circular.

         The undersigned understands that tenders of Subordinated Notes pursuant to the Exchange Offer may not be withdrawn after 12:00 a.m., New York City time on the Expiration Date. Tenders of Subordinated Notes may be withdrawn if the Exchange Offer is terminated or as otherwise provided in the Offering Circular.

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

-------------------------------------   ----------------------------------------
Principal Amount of Subordinated        If Subordinated Notes will be delivered
Notes Tendered                          by book-entry transfer, provide account
                                        number
___________________________________     _____________________________________

$__________________________________     Account Number_______________________

-------------------------------------   ----------------------------------------

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE

x ___________________________________     _____________________________________

x ___________________________________     _____________________________________
      Signature(s) of Owner(s) or                        Date
          authorized Signatory

         Area Code and Telephone Number: ____________________________

     Must be signed by the holder(s) of Subordinated Notes as the name(s) of such holder(s) appear(s) on the certificate(s) for the Subordinated Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If any signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and furnish evidence of his or her authority as provided in this Letter of Transmittal.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):________________________________________________________________________

        ________________________________________________________________________

        ________________________________________________________________________

Capacity:_______________________________________________________________________

Addresses(es):__________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

                                    GUARANTEE

     The undersigned, an Eligible Guarantor Institution, hereby (a) represents that each holder of Subordinated Notes on whose behalf this tender is being made "own (s)" the Subordinated Notes covered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) represents that such tender of Subordinated Notes complies with such Rule 14e-4, and (c) guarantees that, within three NYSE trading days from the date of this Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with certificates representing the Subordinated Notes covered hereby, in proper form for transfer (or confirmation of the book-entry transfer of such Subordinated Notes into the Exchange Agent's account at The Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Offering Circular) and required documents will be deposited by the undersigned with the Exchange Agent.

     The undersigned acknowledges that it must deliver the Letter of Transmittal and Subordinated Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.

Authorized Signature:___________________________________________________________

Name:___________________________________________________________________________
                                 (PLEASE PRINT)

Title:__________________________________________________________________________

Name of Firm:___________________________________________________________________

Address:________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:_________________________________________________

Dated:___________________________, 2002

--------------------------------------------------------------------------------